Exhibit 99.1

DNB FIRST

RUBINSTEIN'S

DNB Financial Corporation

DNB
FINANCIAL
CORPORATION

Summer 2013

Investor Overview Presentation

Forward-looking statements:
 Certain statements contained in this presentation are forward-looking in nature. These include all statements about DNB's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause DNB's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to DNB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5)
 changes in levels of income and expense in non-interest income and expense related activities; (6)
 residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9)
 competition and its effect on pricing, spending, third-party relationships and revenues; and (10) changes in regulation resulting from or relating to financial reform legislation. DNB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures:
 This presentation includes non-GAAP financial measures. Information about any such non-GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation and/or in our SEC reports available on our website at http://investor.dnbfirst.com/.
FORWARD-LOOKING STATEMENTS &
ADDITIONAL INFORMATION

I. Corporate Overview (Pages 4-9)
II. Strong Market Drives Opportunity (Pages 10-21)
III. Consistent Performance, Stable Growth & Financial Trends (Pages 22-38)
IV. The Differentiators: Operationally Unique (Pages 39-42)
V. Experienced Management and Board Leadership (Pages 43-47)
VI. Invest in DNBF (Pages 48-49)
TABLE OF
CONTENTS

CORPORATE OVERVIEW
Founded:   1860, The oldest National Bank in the greater Philadelphia Region
Headquarters:   Downingtown, Chester County, Pennsylvania
NASDAQ Ticker:  DNBF
Total Assets:   $668 million
Deposits:   $562 million
Total Equity:   $57 million
Branch Offices:  13
Share Price:   $17.94 (7/31/13)
Market Cap:   $49 million (7/31/13)
Shares Outstanding:  2.7 million (7/31/13)
Snapshot June 30, 2013

COMPELLING INVESTMENT OPPORTUNITY
Snapshot June 30, 2013
• High quality footprint in affluent Chester and Delaware Counties, Pennsylvania
• Attractive valuation with room to grow
 o Price to LTM’s Earnings: 9.57X - Peers @ 12.2X
 o Price to TBV: 111% - Peers @ 124%
•  Book value per share has grown from $15.05 in 2Q 2012 to $16.18 in 2Q 2013
• High level of low cost core deposits - Cost of Deposits - .33%
• Increasing momentum in non-Interest income which has grown and now generates $1 million
 per quarter with about 25% coming from wealth management
• Strong culture of expense control and quality underwriting
• High levels of liquidity will contribute to higher margins over time, given recent market volatility
• Nimble, opportunistic balance sheet management philosophy

COMPELLING INVESTMENT OPPORTUNITY
• Serving growing, diversified and affluent markets in Chester and Delaware Counties,
 Pennsylvania
• Well capitalized, highly liquid, with clean, conservative balance sheet
• Well positioned to grow to $1 billion-plus in assets
• Low-cost core deposits funds lending and protect margins
• Non-Interest income has grown, with significant contributions from a carefully constructed investment portfolio and enhanced wealth management services
• Proven established management team generating results since 2007
• Historic quarterly cash dividend
• Value opportunity with stock trading below peers
• Focus on Relationship Banking

Peer group implied price: $22.20

$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
35.0X
30.0X
25.0X
20.0X
15.0X
10.0X
5.0X
.0X
29.7X
10.3X
$9.20
$0.31
16.2X
11.2X
$6.15
$0.38
7.8X
10.6X
$9.00
$1.16
7.6X
8.6X
$10.68
$1.53
8.7X
9.8X
$15.50
$1.79
9.8X
12.2X
$17.80
2008
2009
2010
2011
2012
2013*
DNB Price/Earnings
Peer Price/Earnings
Price

*As of August 12, 2013 using earnings for the twelve months ended June 30, 2013, or if not available March 31, 2013.
Source: SNL Financial, Charlottesville, Virginia.

DNB FINANCIAL CORPORATION

HISTORICAL STOCK PRICE AND PRICE TO
EARNINGS RATIOS COMPARED TO PEERS

$1.82

Peer group implied price: $20.00

$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
140%
120%
100%
80%
60%
40%
20%
0%
2008
2009
2010
2011
2012
2013*
$9.20
$6.15
$9.00
$10.68
$15.50
$17.80
80%
109%
52%
111%
71%
114%
76%
92%
97%
102%
110%
124%
$11.43
-$1.00
$11.90
+$0.47
$12.59
+$0.69
$14.09
+$1.50
$16.01
+$1.92
$16.13
+$0.12
DNB Price/Tang. Book
Peer Price/Tang. Book
Price

*As of August 12, 2013 using June 30, 2013 or if not available March 31, 2013 financial data.

Source: SNL Financial, Charlottesville, Virginia.

DNB FINANCIAL CORPORATION

HISTORICAL STOCK PRICE AND PRICE
TO TANG. BOOK RATIOS COMPARED TO PEERS

• Successful balance sheet restructure in early 2010 - ahead of the curve
• Purchased Boothwyn, PA branch in June 2012
• One of the 19 banks nationwide to be named to KBW Honor Roll for 3 successive years
• Increased dividend in first quarter 2013
KEY INITIATIVES & MILESTONES
o Significantly reduced funding costs
o Repositioned assets for growth
o Margin expansion

Strong Market Drives Opportunity

Berks
Reading
Lebanon
Montgomery
Norristown
Lancaster
Chester
West Chester
Downingtown
Delaware
Philadelphia
PENNSYLVANIA
Wilmington
Cecil
DELAWARE
New Castle

DNB FINANCIAL CORPORATION

ESTABLISHED PRESENCE IN ATTRACTIVE
SOUTHEASTERN PENNSYLVANIA MARKET

BANKING MARKET OVERVIEW
County	# of Branches	Total Deposits in Market ($000)	Total Population 2012 (Actual)	Population Change 2011- 2012 (%)	Projected Population Change 2012- 2017 (%)	Median HH Income 2012 ($)	Projected HH Income Change 2012- 2017 (%)
Chester	191	10,777,700	506,575	0.74%	5.33%	86,265	13.27%
Delaware	173	11,532,500	561,098	0.12%	0.82%	83,677	24.60%
County	# of Branches	2012 Total Deposits in Market ($000)	Notes
Chester	10	478,900
Delaware	3	48,800	Media-limited service LPO Boothwyn-purchased June 2012
➢ Tremendous growth opportunities in our market.

MARKET OVERVIEW AND DEMOGRAPHICS
Largest Market: Chester County, PA
•Fast Growing: Population 506,575 in 2012, representing an increase of 73,074 from the 2000
Census
•Best Educated in PA: Of the population 25 years or older, 93% are high school graduates,
48% have a bachelor’s degree or higher and 19% have a graduate or professional degree
(U.S. Census Bureau)
•Most Affluent County in PA: Median Household Income is $86,265, significantly above U.S.
average of $51,413 (highest income county in the state)
•Unemployment rate at 6.5%, below the PA state average of 7.8% and the national average of
7.8% (U.S. Bureau of Labor Statistics)
•Diverse Economy: Top three industries by size; 34% services, 15% manufacturing and 11%
retail (Chester County Economic Development Council)
•In excess of 7,100 businesses (over $500,000 in sales)
•Median age of 38 is ideal for expansion of banking services to the X and Y generations

Growing Banking Presence: Delaware County, PA
•Population 561,098 in 2012, representing an increase of  8,805 from the 2000 Census
•Of the population 25 years or older, 92% are high school graduates, 35% have a bachelor’s degree or higher, and 15% have a graduate or professional degree (U.S. Census Bureau)
•Median Household Income is $63,677, above U.S. average of $51,413
•Unemployment rate at 8.1%, above the PA state average of 7.8% and above the national average of 7.8% (U.S. Bureau of Labor Statistics)
•Fifth most populous county in the state of PA, conducive for expanded banking services growth
•In excess of 7,200 businesses (over $500,000 in sales)
•Median age of 39 is ideal for expansion of banking services to the X and Y generations
MARKET OVERVIEW AND DEMOGRAPHICS

• Continue to attract low cost core deposits
• Grow fee revenue as a percentage of total revenues by investing in new business lines, building full client relationships and maximizing significant untapped cross-sell potential
• Build relationship banking in retail and commercial while providing a consistent DNB First customer experience
• Maximize the potential of technology, social media and mobile delivery
• Capture additional business with wealth management, insurance and ancillary services
• Capture lending opportunities with underserved small and mid-sized business market
• Explore accretive Bank & non-Bank acquisition opportunities in Delaware and Chester counties, as well as in contiguous markets
STRATEGY TO SERVE OUR
MARKETS AND GROW

11	Fulton Financial Corp (PA)	Bank	8
		Total For Institutions in Market		**191**

353.9
427.9
1,495.5
503.8
511.9
987.3
774.9
953.0
1,042.4
759.5
Wells Fargo
PNC Finl
Toronto-Dominion Bank
Susquehanna Bancshares
RBS-Citizens Bank
National Penn Bancshares
DNB Financial
Malvern Federal
First Niagara Finl

Data supplied by SNL Financial

DNB VS COMPETITORS
DEPOSIT MARKET SHARE

By deposits, DNBF is the #1
community bank in Chester
County, PA

Chester County, PA
2012 Rank	2011 Rank	Institution (ST)	Type	2012 Number of Branches	2012 Total Deposits in Market ($M)	2012 Total Market Share (%)	2011 Total Deposits in Market ($M)	2011 Total Market Share (%)
1	1	Wells Fargo & Co. (CA)	Bank	17	1,495.5	13.88	1,418.7	13.30
2	3	Toronto-Dominion Bank	Bank	10	1,042.4	9.67	907.0	8.50
3	2	PNC Financial Services Group (PA)	Bank	11	987.3	9.16	993.1	9.31
4	5	RBS- Citizens Bank	Bank	18	953.0	8.84	846.5	7.94
5	6	National Penn Bancshares (PA)	Bank	18	774.9	7.19	793.7	7.44
6	4	Susquehanna Bancshares (PA)	Bank	14	759.5	7.05	880.2	8.25
7	7	DNB Financial Corp. (PA)	Bank	11	511.9	4.75	519.0	4.87
8	8	Malvern Federal Bncp (MHC) (PA)	Bank	8	503.8	4.67	516.5	4.84
9	9	First Niagara Finl Group (NY)	Bank	11	427.9	3.97	417.9	3.92
10					353.9	3.28	318.0	2.98
					10,777.7		10,664.0

JUN-12
16.78%
19.85%
63.38%
SEP-12
16.39%
20.65%
62.96%
DEC-12
16.04%
19.29%
64.68%
MAR-13
16.06%
18.46%
65.48%
JUN-13
16.23%
16.66%
67.11%
Non Interest DDA
MMDA/Savings/NOW
CDs (less brokered)

BALANCED DEPOSIT MIX:
FIVE QUARTERS OF CORE DEPOSIT GROWTH
	Jun-12	Sep-12	Dec-12	Mar-13	Jun-13

Non Interest DDA	16.78%	16.39%	16.04%	16.06%	16.23%
MMDA/Savings/NOW	63.38%	62.96%	64.68%	65.48%	67.11%
CDs (less brokered)	19.85%	20.65%	19.29%	18.46%	16.66%

Core Deposits/Total Deposits
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
66%
72%
79%
81%
84%
2009
2010
2011
2012
6/30/2013

HIGH LEVEL OF LOW
COST CORE DEPOSITS

DETAILED LOAN PORTFOLIO COMPOSITION
Loan Type	$ Balance	Percent
Commercial RE OO	84,798	21.76%
Commercial RE NOO	78,172	20.05%
Residential 1-4	59,747	15.33%
Commercial & Industrial	50,428	12.94%
Residential 5+	25,489	6.54%
SBA/USDA Guaranteed	29,911	7.67%
Construction	17,023	4.37%
Home Equity LOC	18,931	4.86%
Municipal/Govt/Non-Profit	7,757	1.99%
Home Equity	8,155	2.09%
Consumer	8,232	2.11%
Farmland	1,143	0.29%
Leases	4	0.0%
Total	389,790	100.00%
Snapshot June 30, 2013

Jun-12
3.12%
2.27%
4.85%
11.25%
29.58%
48.93%
Sep-12
3.15%
2.25%
4.58%
12.50%
29.60%
47.92%
Dec-12
3.13%
2.20%
3.85%
13.04%
29.02%
48.76%
Mar-13
2.40%
2.12%
3.89%
12.94%
28.62%
50.03%
Jun-13
2.28%
2.11%
4.37%
12.94%
28.82%
49.48%
Construction
Residential RE
Commercial RE
C&I
Consumer
Miscellaneous

![DNB Financial Corporation logo]

BALANCED LOAN PORTFOLIO
	Jun-12	Sep-12	Dec-12	Mar-13	Jun-13
Construction	4.85%	4.58%	3.85%	3.89%	4.37%
Residential RE	29.58%	29.60%	29.02%	28.62%	28.82%
Commercial RE	48.93%	47.92%	48.76%	50.03%	49.48%
C&I	11.25%	12.50%	13.04%	12.94%	12.94%
Consumer	2.27%	2.25%	2.20%	2.12%	2.11%
Miscellaneous	3.12%	3.15%	3.13%	2.40%	2.28%

Residential RE loans include 1-4, 5+, Home Equity and Home Equity LOC
Commercial RE loans include OO, NOO and SBA/USDA Guaranteed

Total Loans
$420,000
$410,000
$400,000
$390,000
$380,000
$370,000
$360,000
$350,000
$340,000
$330,000
$359,427
$396,171
$403,684
$407,205
$389,790
2009
2010
2011
2012
6/30/2013

LOAN PORTFOLIO

DNB’s Financial Strength, Consistent
Performance, Stable Growth and Financial Trends

Earnings and Per Share Data	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2
Net Income	$1,400	$1,416	$1,321	$1,175	$1,250
Net income available to common shareholders	$1,270	$1,379	$1,284	$1,138	$1,214
Basic Earnings per common share	$0.47	$0.51	$0.47	$0.42	$0.44
Diluted earnings per common share	$0.46	$0.50	$0.47	$0.41	$0.44
Dividends per common share	$0.05	$0.05	$0.05	$0.07	$0.07
Book Value per common share	$15.05	$15.73	$16.08	$16.39	$16.18
Tangible book value per common share	$14.94	$15.62	$16.01	$16.28	$16.13
Average common shares outstanding	2,708	2,714	2,719	2,725	2,741
Average diluted common shares outstanding	2,736	2,745	2,753	2,726	2,774

DNB FINANCIAL CORPORATION

EXECUTIVE SUMMARY

Net Income
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,549
$3,670
$4,902
$5,239
$2,425
2009
2010
2011
2012
6/30/2013
DNB FINANCIAL CORPORATION

EARNINGS & PER SHARE DATA

Diluted earnings per common share
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.38
$1.16
$1.53
$1.79
$0.85
2009
2010
2011
2012
6/30/2013

EARNINGS & PER SHARE DATA

Book value per common share
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$11.88
$12.55
$14.14
$16.08
$16.18
2009
2010
2011
2012
6/30/2013

DNB FINANCIAL CORPORATION

EARNINGS & PER SHARE DATA

EXECUTIVE SUMMARY
Performance Ratios	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2
Return on average assets	0.91%	0.89%	0.83%	0.74%	0.76%
Return on average equity	10.51%	10.23%	9.26%	8.32%	8.60%
Return on average tangible equity	10.54%	10.29%	9.31%	8.36%	8.65%
Net interest margin	3.78%	3.80%	3.55%	3.32%	3.35%
Efficiency ratio	62.98%	62.41%	66.64%	69.43%	66.98%

Return on average assets
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.26%
0.59%
0.80%
0.84%
0.75%
2009
2010
2011
2012
6/30/2013

DNB FINANCIAL CORPORATION

PERFORMANCE RATIOS

Return on average equity
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.76%
8.03%
10.01%
9.61%
8.47%
2009
2010
2011
2012
6/30/2013

DNB FINANCIAL CORPORATION

PERFORMANCE RATIOS

Net Interest Margin-TE
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.68%
3.20%
3.68%
3.72%
3.34%
2009
2010
2011
2012
6/30/2013

PERFORMANCE RATIOS

Efficiency Ratio
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
85.58%
74.70%
65.39%
64.09%
68.17%
2009
2010
2011
2012
6/30/2013

PERFORMANCE RATIOS

EXECUTIVE SUMMARY
Asset Quality Ratios	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2
Net Charge-offs to average loans	0.40%	0.03%	-0.10%	-0.11%	0.82%
Non-performing loans/Total loans	2.21%	2.45%	2.63%	4.05%	2.60%
Allowance for credit loss/Total loans	1.53%	1.63%	1.72%	1.77%	1.72%
Allowance for credit loss/Non-performing loans	69.02%	66.53%	65.54%	43.76%	65.94%

Non-performing loans/Total loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.55%
1.82%
1.89%
2.63%
2.60%
2009
2010
2011
2012
6/30/2013

DNB FINANCIAL CORPORATION

ASSET QUALITY RATIOS

Allowance for credit loss/Total loans
1.75%
1.70%
1.65%
1.60%
1.55%
1.50%
1.45%
1.40%
1.35%
1.52%
1.49%
1.53%
1.72%
1.72%
2009
2010
2011
2012
6/30/2013

ASSET QUALITY RATIOS

Allowance for credit loss/
Non-performing loans
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
60%
81%
81%
66%
66%
2009
2010
2011
2012
6/30/2013

ASSET QUALITY RATIOS

EXECUTIVE SUMMARY
Capital Ratios	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2012 Q2
Total equity/Total assets	8.47%	8.89%	8.87%	8.98%	8.60%
Tangible equity/Tangible assets	8.43%	8.85%	8.83%	8.94%	8.58%
Tangible common equity/Tangible assets	6.38%	6.78%	6.80%	6.92%	6.63%
Tier 1 leverage ratio	10.22%	10.31%	10.50%	10.48%	10.42%
Tier 1 risk-based capital ratio	14.27%	14.42%	14.63%	14.74%	15.22%
Total risk-based capital ratio	15.52%	15.67%	15.88%	15.99%	16.47%

Tangible equity/Tangible assets
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.72%
7.48%
8.39%
8.83%
8.58%
2009
2010
2011
2012
6/30/2013

DNB FINANCIAL CORPORATION

CAPITAL RATIOS

Tier 1 leverage ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.33%
9.25%
10.14%
10.50%
10.42%
2009
2010
2011
2012
6/30/2013

CAPITAL RATIOS

The Differentiators: Operationally Unique

ENTERPRISE RISK MANAGEMENT
• Led by William Hieb, President & Chief Risk and Credit Officer
• Integration across financial, operational, strategic and compliance
• Committee-driven decision-making process
 • Management
 • Board of Directors
• Internal Control Redundancies
• Accountability

ENTERPRISE RISK MANAGEMENT
• Corporate goal of building and maintaining a fortress balance sheet
• Strong asset quality
• Strong levels of liquidity with contingency planning
• Superior ALCO process

PROACTIVE INVESTMENT
PORTFOLIO MANAGEMENT
• Three tiered/segmented investment portfolio
 o  Liquidity
 o  Intermediate
 o  Income
• Manage liquidity and cash flows better
• Maneuverability - Asset mix shifts
• Opportunistic
• Facilitates strong earnings
• Consistent with ERM

Experienced Management and Board Leadership

EXPERIENCED MANAGEMENT TEAM
William S. Latoff - Chairman & Chief Executive Officer
  41 years experience in finance, public accounting, real estate and automotive industries. Director since 1998, Chairman of the
 Board since 2003 and CEO since 2004. Chairman of the Executive and Board Loan Committees. Currently serves as Director and past Chairman of the Chester Country Industrial Development Authority, Vice Chair of the Chester County Library Trust
 Board, Member of the Nominating Committee for the Federal Reserve Bank of Philadelphia, Member of the American Bankers
 Association's Public Affairs Committee, Member of the Pennsylvania Business Council Roundtable and The Chester County
 Chamber of Business and Industry. Previously served on the Board of Directors of Keystone Financial and on the Board of
 Elmwood Federal Savings Bank, Chairman Emeritus of the Chester County Historical Society, former Board Member of the
 Chester County Economic Development Council, Past Chairman of the Pennsylvania Bankers Public Affairs Committee and a
 former member of the Government Relations Policy Committee. Prior experience: Significant Real Estate Development experience, Bliss & Company, Ltd., Certified Public Accountants, Chairman and President of Brandywine Automotive Group, Inc.
William J. Hieb - President and Chief Risk & Credit Officer
 34 years of experience in commercial banking with a concentration in middle market lending, construction and CRE as well as specialized lending and capital markets. Director of the Corporation since 2005 and a Director of the Bank since 2004. Chairman of the Trust Committee and a member of the Board Loan Committee. Board Member of the Chester County Economic
 Development Council since 2008, the Chester County Chamber of Business and Industry Foundation since 2007, the
 Downingtown Area School District Education Foundation since 2009 and the Chester County Historical Society since 2010.
 Served as Treasurer, Board Member and a member of the Executive Committee of the Housing Partnership of Chester County
 from 2005 to 2012. Board Member of BLOCS (Building Leadership Organized for Catholic Schools). Board Member of PA
 Banker's Association since 2010. Prior experience: First Union National Bank and predecessor banks from 1978 to 2002.
 Served as a Senior Vice President of First Union National Bank and Managing Director of the First Union Securities in
 Philadelphia. Holds Series 7, 24 and 63 Securities Licenses
Gerald F. Sopp - Executive Vice President, Chief Financial Officer & Corporate Secretary
 35 years of experience in financial services, manufacturing and retail. Joined DNB in 2007 and is directly responsible for financial reporting and accounting, asset/liability management, strategic planning, human resources and facilities. Prior experience: Vice
 President and Controller of Wilmington Trust Corporation, Wilmington, Delaware from 2000 to 2006, Vice President and
 Controller of The Clarks Companies, N.A., Newton Upper Falls, Massachusetts from 1993 to 2000, Assistant Controller of Silo,
 Inc., Philadelphia, Pennsylvania from 1991 to 1992, and Vice President of Corporate Accounting and Reporting for Chase
 Manhattan Bank (USA), Wilmington, Delaware from 1983 to 1991. Presently serves on the Board of Directors of Habitat for
 Humanity of Chester County and served as Treasurer and Board Member of the Financial Executives International,
 Delaware Chapter.

EXPERIENCED MANAGEMENT TEAM
Albert J. Melfi, Jr. - Executive Vice President & Chief Lending Officer
 39 years experience in the commercial banking industry with a concentration in middle market and CRE lending. Joined DNB in
 2006 and is directly responsible for all commercial and personal lending. Prior experience: Regional Vice President of Commerce
 Bank, PA, N.A. , Vice President of Continental/MidAtlantic, N.A. and Vice President of First Pennsylvania Bank. Currently serves as a Board Member and past Chairman of the Chester County Chamber of Business and Industry, Board Member and Vice
 Chairman of the Delaware County Industrial Development Authority, Chairman of the Delaware County Industrial Development
 Corporation's Loan Review Committee, Board Member of the Community Action Agency of Delaware County, Board Member of the
 Chester County Bar Association Foundation Board, Board Member of Delaware County Hero Bowl, Board Member of Chester
 County Workforce & Development, Active member of SEEDCO's Loan Committee and Pennsylvania Banker's Association. Past
 Affiliations include: Chairman of the Delaware County Chamber of Commerce, Chairman of the American Heart Association,
 Member of Neumann College President’s Advisory Committee and President of Delco Lodge Sons of Italy. Mr. Melfi has served on the Boards of the following organizations: Society for the Performing Arts of Media Theater, Barrier Awareness, Delaware County
 Community College Education Foundation, Archbishop Prendergast High School , Penn Delco School District’s Superintendent’
 Advisory Board, Community Transit of Delaware County, United Way of Delaware County, American Red Cross, Delaware County
 Education Foundation, Southwest Delco Municipal Authority, Delaware County Historical Society, Neumann College Business
 Advisory Board, March of Dimes, Brandywine Convention and Visitors Bureau. Mr. Melfi has also served as a volunteer EMT and fireman for the Yeadon and Norwood Fire Companies and with Big Brothers of America.
Bruce E. Moroney - Executive Vice President & Chief Accounting Officer
    35 years of experience in banking with a concentration in accounting, finance and treasury management. Joined DNB in 1992 and is directly responsible for SEC and regulatory reporting and budgeting. Prior experience: Executive Vice President and Chief
 Financial Officer of Brandywine Savings Bank from 1978 to 1992. Board member and former President of Downingtown Good
 Neighbor Day, Inc., Trustee for Kerr Park Foundation, Help the Children Advisory Board Member, former Advisory Board Member of Bishop Shanahan High School and Family Services of Chester County's Retired Senior Volunteer Program.

EXPERIENCED MANAGEMENT TEAM
James F. Gagliano- Director of Retail Services and Cash Management
 Mr. Gagliano has 20 years of retail banking and financial services experience. James joined DNB First in 2013 and is directly responsible for DNB First's retail branches & cash management. Prior experience: District Managing Executive of The Huntington Bank,
    Akron/Canton, Ohio region from January 2013 to June 2013; District Executive and Senior Vice President of Sovereign/Santander Bank,
    Reading / Lancaster, Pennsylvania from 2010 to 2012; District Manager, Financial Sales Leader, Senior Producing Leader - Vice
    President and Senior Financial Specialist of Wachovia/Wells Fargo (Lancaster - Reading, PA, Deal, NJ & Miami Beach, Florida from
    1999 to 2010); Financial Advisor of Morgan Stanley (Miami Beach, Florida from 1997 to 1999). Mr. Gagliano has served on the board of the IM Able Foundation and numerous committees including; Berks County Habitat for Humanity (Fundraising Committee), Leadership
    Berks (Marketing Committee) and The Wachovia Foundation (charitable allocations committee - Central Pennsylvania).
Richard C. Weber - Managing Director of Wealth Management
40 years in commercial banking industry with a focus on corporate banking, regional management, marketing and wealth management.
Joined DNB in 2010 and is directly responsible for DNB's Wealth Management Group. Prior experience: Senior Vice President and
Managing Director of Fifth Third Bank's Investment Advisors Division, Senior Vice President and Managing Director of Comerica Bank's
Investment Management and Trust Division, Executive Vice President and Managing Director of National City Bank's Private Client
Group, Senior Vice President and Director of Private Banking Consulting for Cannon Financial Institute and Executive Vice President of
Meridian Bank's Personal Trust Division & Private Banking Group. Mr. Weber currently assists Church Farm School with their fund raising efforts and has served on the Boards of the Allentown Chamber of Commerce, Easter Seal Society of Berks County, Pennsylvania Stage
Company in Allentown and Great Lakes Theater Company. Mr. Weber has served as Chairman of the United Way Campaign for the
State of Delaware, Vice Chairman of the Board of St. Joseph's Hospital in Reading, Pennsylvania, Chairman of the Montgomery County
Workforce Investment Board, Chairman of the Rotary Council of Berks County and President of the Town Hall of Cleveland. He has also served as a Member of the Investment Committee for the United Way of Southeast Michigan and as a Trustee for the United Way of
Berks County, Pennsylvania and Wilmington, Delaware as well as for Think TV (public television).

EXPERIENCED MANAGEMENT TEAM
Frank S. Monterosso - Senior Vice President of Operations
23 years of experience in operations management with a concentration in electronic commerce, payment solutions and banking. Joined
DNB in 2008 and is directly responsible for IT and deposit operations. Prior experience: Senior Director of Financial Operations of First
Data Corporation, Vice President of Operations of Progress Bank, Assistant Vice President of Operations of First Pennsylvania Bank and
Manager of Deposit Operations for Chase Manhattan Bank.
Catherine H. Hall - Senior Vice President, Marketing Director
32 years of experience in financial services with a concentration in marketing. Joined DNB in 2009 and is directly responsible for marketing, product development and website management. Prior Experience: Vice President and Marketing Manager of First National
Bank of Chester County, Vice President and Marketing Director of Republic First Bank, Vice President and Manager of Commercial &
Business Banking Marketing (Mid-Atlantic Region) of Citizens Bank and Assistant Vice President of Marketing of Mellon Bank.

Invest in DNB Financial

LAST 12 MONTHS-DNBF STOCK PERFORMANCE
Security or Index	Return-Last 12 Months
DNBF*	35.91%
NASDAQ Bank Index*	32.71%
KBW Bank Index*	40.55%
Closing price on June 29, 2012:    $13.50
Closing price on June 28, 2013: $17.71
*Source: Bloomberg

INVESTOR RELATIONS CONTACT
Gerald F. Sopp
484.359.3138
gsopp@dnbfirst.com
http://investors.dnbfirst.com/

For more information, Investors may contact:

THANK YOU

INVESTMENT ANALYSIS FOR
DNB FINANCIAL CORPORATION
AUGUST 12, 2013

DNB FINANCIAL CORPORATION

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

KEY STATISTICS

Balance sheet 6/30/13:	
Assets:	$668 million
Loans:	$390 million
Equity:	$57.4 million
– Tangible comm. eq.:	$44.4 million
Annualized 1st half 2013 earnings:	
Net income:	$4.9 million
Return on assets:	0.75%
Return on equity:	8.46%
Stock data as of 8/12/13:	
Price:	$17.80 per share
YTD price change:	14.8%
Change since 12/31/09:	189.4%
52 week high:	$18.99
52 week low:	$13.59
Market cap:	$48.9 million
Price/LTM earnings:	9.8×
LTM EPS:	$1.82
Price/tangible book:	110%
Tangible book:	$16.13 per share
Dividend:	$0.07 quarterly
Dividend yield:	1.57%
Other data:	
Equity/assets:	8.60%
Tang. comm. eq./assets:	6.63%
Reserves/loans:	1.72%
NPAs/assets:	2.02%

BANK LEVEL CAPITALIZATION JUNE 30, 2013

Total risk-based:	16.48%
Tier 1:	15.23%
Leverage:	10.43%

*Minimums to be considered well-capitalized are 10%, 6% and 5%, respectively.

CONTACT

Gerald F. Sopp / *EVP, Chief Financial Officer*
4 Brandywine Avenue, Downingtown, PA 19335
484.359.3138 / gsopp@dnbfirst.com

MOVING FORWARD

- Dominant community bank market share in our footprint.
- Prudently managed balance sheet positioned for earnings growth.
- Non-interest income represents growing percentage of overall revenue with a commitment to further wealth management build out.
- Attractive branch network with a low cost of funds.
- Good expense discipline has created efficiency.
- Stock trades at a discount to peer earnings and book multiples.

GREAT GEOGRAPHY & MARKET PRESENCE

- With 13 locations in Chester and Delaware counties, DNB is well situated in the most attractive markets outside of Philadelphia; and is not far from Harrisburg, Lancaster and Wilmington.
- DNB is #1 in Downingtown and is the only locally-owned bank in the top three. Others that have bought into Downingtown such as First Niagara through Harleysville National and Toronto-Dominion through Commerce, have lost ground.

PERCENT OF DEPOSITS IN DOWNINGTOWN

BANK	JUNE 2012	JUNE 2008
DNB	39.3%	39.0%
First Niagara	22.2%	28.5%
Toronto-Dominion	9.3%	10.8%

Royersford
Phoenixville
Pikeland
Chester
Marple
Upper Darby
Media
Delaware
West Grove

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013 1

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

DNB STOCK IS TRADING LOWER THAN PEERS

DNBF stock data 8/12/13:

- $17.80 per share
- 9.8× LTM earnings of $1.82 per share
- 10.1× 2nd quarter annualized earnings of $1.76 per share
- 110% of tangible book of $16.13 per share

Based on 13 peers that have the following characteristics:

- Located between Virginia and New York
- Assets between $500 million and $1 billion
- ROE over 6%
- NPAs/assets under 3%
- Average number of shares traded daily in excess of 500 shares
- Excludes non-comparable banks with large fee income (over 2.50% of average assets), or tangible equity over 12% of assets or TARP

Peer pricing multiples:

- Peers trade at 12.2× LTM earnings, 11.9× MRQ annualized earnings and 124% of tangible book

If DNB's stock traded at peer medians, the implied stock price is:

- $22.20 based on 12.2× LTM earnings per share
- $20.00 per share based on 124% of tangible book

Other factors

- DNB's dividend yield at 1.57% was lower than all but three comparable institutions, which did not pay a dividend.

$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
35.0×
30.0×
25.0×
20.0×
15.0×
10.0×
5.0×
.0×
29.7×
10.3×
16.2×
11.2×
7.8×
10.6×
7.6×
8.6×
8.7×
9.8×
9.8×
12.2×
$9.20
$6.15
$9.00
$10.68
$15.50
$17.80
$0.31
$0.38
$1.16
$1.53
$1.79
$1.82
2008
2009
2010
2011
2012
2013*

Peer group implied price: $22.20

DNB Price/Earnings | Peer Price/Earnings | Price

*As of August 12, 2013 using earnings for the twelve months ended June 30, 2013, or if not available March 31, 2013.
Source: SNL Financial, Charlottesville, Virginia.

DNB FINANCIAL CORP. HISTORICAL STOCK PRICE AND PRICE TO TANGIBLE BOOK RATIOS COMPARED TO PEERS

$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
140%
120%
100%
80%
60%
40%
20%
0%
80%
109%
52%
111%
71%
114%
76%
92%
97%
102%
110%
124%
$9.20
$6.15
$9.00
$10.68
$15.50
$17.80
$11.43
-$1.00
$11.90
+$0.47
$12.59
+$0.69
$14.09
+$1.50
$16.01
+$1.92
$16.13
+$0.12
2008
2009
2010
2011
2012
2013*

Peer group implied price: $20.00

DNB Price/Tangible Book | Peer Price/Tangible Book | Price

*As of August 12, 2013 using June 30, 2013 or if not available March 31, 2013 financial data.
Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013 2

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

DNB FINANCIAL CORP. INCOME STATEMENT – LAST 5 QUARTERS

	2013		2012		
	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	(in thousands)	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Interest income	$5,887	$5,774	$6,196	$6,626	$6,548
Interest expense	719	800	876	921	967
Net interest income	*$5,168*	*$4,974*	*$5,320*	*$5,705*	*$5,581*
Non-interest income					
Service charges	$314	$345	$350	$340	$329
Wealth mgt./trust revenue	301	291	343	223	234
Insurance	58	58	64	60	59
Other non-interest income	331	446	422	307	457
Total non-interest income	*$1,004*	*$1,140*	*$1,179*	*$930*	*$1,079*
Non-interest expense					
Compensation benefits	$2,251	$2,364	$2,254	$2,268	$2,174
Occup. and equip.	773	803	790	769	779
Other expenses	1,248	1,221	1,615	1,414	1,322
Total non-interest expense	*$4,272*	*$4,388*	*$4,659*	*$4,451*	*$4,275*
Net operating income	**$1,900**	**$1,726**	**$1,840**	**$2,184**	**$2,385**
Provision for loan losses	$375	$180	$180	$375	$475
Securities gains/(losses)	155	59	178	161	79
Pre-tax income	$1,680	$1,605	$1,838	$1,970	$1,989
Tax	430	430	517	554	589
Net income	*$1,250*	*$1,175*	*$1,321*	*$1,416*	*$1,400*
Preferred dividend	36	37	37	37	130
Net income available to common	**$1,214**	**$1,138**	**$1,284**	**$1,379**	**$1,270**

Notes:

- Net interest income, fee income and overhead have remained steady over past 5 quarters in a difficult environment.
- DNB's return on equity over last twelve months was 9.13%.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013

3

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS DESCRIPTION*

Full Name	City, State	Assets	Ticker	Exchange
		(in millions)		
1st Constitution Bancorp	Cranbury, NJ	$805	FCCY	NASDAQ
Bancorp of New Jersey, Inc.	Fort Lee, NJ	561	BKJ	NYSE MKT
CCFNB Bancorp, Inc.	Bloomsburg, PA	625	CCFN	OTCQB
Citizens Financial Services, Inc.	Mansfield, PA	879	CZFS	OTCQB
Elmira Savings Bank	Elmira, NY	516	ESBK	NASDAQ
Embassy Bancorp, Inc.	Bethlehem, PA	636	EMYB	OTCQB
Evans Bancorp, Inc.	Hamburg, NY	816	EVBN	NYSE MKT
First Capital Bancorp, Inc.	Glen Allen, VA	539	FCVA	NASDAQ
Kish Bancorp, Inc.	Reedsville, PA	591	KISB	OTCQB
Norwood Financial Corp.	Honesdale, PA	698	NWFL	NASDAQ
Peoples Financial Services Corp.	Hallstead, PA	689	PFIS	OTCQB
QNB Corp.	Quakertown, PA	911	QNBC	OTCQB
Virginia Heritage Bank	Vienna, VA	848	VGBK	OTCQB
Median (13 banks)	–	*$689*	–	–
DNB Financial Corporation	Downingtown, PA	$668	DNBF	NASDAQ

Notes:

- The upper end of the asset range was limited to $1 billion as banks with higher asset levels usually trade at higher price to tangible book multiples and thus were considered to be less comparable.

*Banks located in Virginia north to New York. The Comparable Banks had assets between $500 million and $1 billion, returns on average equity greater than 6%, NPAs to assets of less than 3%, and stock that traded at least an average of 600 shares daily. Excludes banks with non-interest income over 2.50% of average assets, tangible equity over 12% of assets or have TARP or resold TARP outstanding.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013

4

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS FINANCIAL PERFORMANCE*

Short Name	Assets	Common Tangible Equity / Assets	NPAs** / Assets	Return on Avg. Assets	Return on Avg. Equity
	(in millions)	(%)	(%)	(%)	(%)
1st Constitution	$805	7.53	1.75	.68	8.68
Bancorp of New Jersey	561	9.68	1.80	.82	8.29
CCFNB	625	10.67	.62	1.06	8.88
Citizens Financial	879	9.05	1.31	1.55	15.58
Elmira Savings	516	6.13	.69	1.00	8.22
Embassy	636	8.06	1.83	.90	11.13
Evans	816	8.54	1.85	.99	10.57
First Capital	539	7.82	1.72	.62	6.95
Kish	591	7.52	1.61	.62	7.78
Norwood	698	11.66	2.03	1.18	8.77
Peoples Financial	689	9.75	1.79	1.35	13.93
QNB	911	8.15	2.75	.93	11.55
Virginia Heritage	848	8.80	.76	1.13	12.09
Median (13 banks)	*$689*	*8.54*	*1.75*	*.99*	*8.88*
DNB	$668	6.63	2.02	.81	9.13

Notes:

- In comparison to its peers, DNB's assets, capitalization, NPAs and returns on assets and equity are very comparable.

*Financial data for June 30, 2013, or the twelve months ended June 30, 2013, if not available financial data for March 31, 2013 or the twelve months ended March 31, 2013.

**Includes loans over 90 days past due and still accruing and troubled debt restructures.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013

5

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS SELECTED FINANCIAL COMPARISONS*

Short Name	Loans / Assets	Non-Int. Deposits / Deposits	Yield on Earning Assets	Cost of Funds	Non-Int. Income / Avg. Assets	Efficiency Ratio
	(%)	(%)	(%)	(%)	(%)	(%)
1st Constitution	54	21	3.95	.72	.74	65
Bancorp of New Jersey	80	13	4.86	1.18	.03	57
CCFNB	61	4	3.48	.46	.92	63
Citizens Financial	59	12	4.22	.82	.75	50
Elmira Savings	75	15	4.47	1.15	1.12	66
Embassy	83	10	4.00	.51	.30	64
Evans	71	18	3.91	.56	1.63	68
First Capital	77	16	4.60	1.06	.49	74
Kish	61	13	3.99	.85	1.22	83
Norwood	69	5	4.39	.61	.55	55
Peoples Financial	72	19	4.52	.61	.59	54
QNB	52	9	3.52	.65	.59	61
Virginia Heritage	78	27	4.21	.71	1.65	62
Median (13 banks)	*71*	*13*	*4.21*	*.71*	*.74*	*63*
DNB	58	16	3.79	.48	.60	67

Notes:

- In comparison to its peers, DNB has fewer assets committed to loans, but slightly more non-interest bearing deposits and a much lower cost of funds. Its efficiency ratio is also comparable.

*Financial data for the three months ended June 30, 2013, or if not available, the three months ended March 31, 2013.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013 6

DNB FINANCIAL CORP. (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS STOCK PERFORMANCE – AUGUST 12, 2013*

		Price / Times Earnings		Price / Percent of			
Short Name	**Stock Price**	**MRQ**	**LTM**	**Tang. Book**	**Assets**	**Dividend Yield**	**Shares Traded Daily****
1st Constitution	$9.65	9.7×	10.5×	96%	7.2%	0.00%	3,355
Bancorp of New Jersey	15.20	18.1	17.9	148	14.3	1.58	2,204
CCFNB	37.50	14.0	12.4	124	13.1	3.63	612
Citizens Financial	46.85	10.8	10.5	181	16.2	2.32	799
Elmira Savings	22.50	12.8	14.5	175	10.7	4.09	1,400
Embassy	6.77	10.6	8.6	96	7.7	0.74	2,727
Evans	18.56	10.1	9.7	113	9.5	2.59	3,037
First Capital	3.88	13.9	17.6	111	8.7	0.00	4,873
Kish	35.50	15.3	12.2	97	7.3	4.56	759
Norwood	28.28	13.9	12.7	128	14.7	4.10	1,937
Peoples Financial	35.25	11.9	12.2	162	15.8	2.61	751
QNB	24.53	10.6	9.4	107	8.8	4.40	632
Virginia Heritage	16.63	7.7	8.7	129	11.6	0.00	2,149
Median (13 banks)	–	*11.9×*	*12.2×*	*124%*	*10.7%*	*2.59%*	*1,937*
DNB	$17.80	10.1×	9.8×	110%	7.5%	1.57%	1,450

Notes:

- In comparison to its peers, DNB trades at a lower P/E multiple, a lower price to tangible book and has similar levels of liquidity.

*Financial data for June 30, 2013, or the twelve months ended June 30, 2013, if not available, financial data for March 31, 2013 or the twelve months ended March 31, 2013.

**For the past trailing one year.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 12, 2013 7